SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement           [ ] Confidential, for Use of the
[X]      Definitive Proxy Statement                Commission Only (as permitted
[ ]      Definitive Additional Materials           by Rule 14a-6(e)(2))
[ ]      Soliciting Material Pursuant to Rule 14a-12

                           HIGH COUNTRY BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

         -----------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

         -----------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

         (3) Filing Party:

         -----------------------------------------------------------------------

         (4) Date Filed:

         -----------------------------------------------------------------------

                      [LETTERHEAD OF HIGH COUNTRY BANCORP]










                                October 10, 2003




Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders of High Country Bancorp, Inc. to be held at High Country Bank, 7360 West US Highway 50, Salida, Colorado on Monday, November 10, 2003 at 5:00 p.m., local time.

     The accompanying notice and proxy statement describe the formal business to be transacted at the Annual Meeting. Also enclosed is an Annual Report to Stockholders for the 2003 fiscal year. Directors and officers of the Company will be available to respond to any questions stockholders may have.

     You are cordially invited to attend the Annual Meeting. REGARDLESS OF WHETHER YOU PLAN TO ATTEND, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                   Sincerely,

                                   /s/ Larry D. Smith

                                   Larry D. Smith
                                   President and Chief Executive Officer

--------------------------------------------------------------------------------

                           HIGH COUNTRY BANCORP, INC.
                             7360 WEST US HIGHWAY 50
                             SALIDA, COLORADO 81201
                                 (719) 539-2516

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 10, 2003
--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of High Country Bancorp, Inc. (the "Company"), will be held at High Country Bank, 7360 West US Highway 50, Salida, Colorado, at 5:00, local time, on Monday, November 10, 2003.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

         The Annual Meeting is for the purpose of considering and acting upon:

         1.       The election of one director of the Company;

         2. The approval of the amendment and restatement of the High Country Bancorp, Inc. 1998 Stock Option and Incentive Plan as the High Country Bancorp, Inc. 2003 Incentive Equity and Deferred Compensation Plan; and

         3. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     Note: The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 30, 2003, are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed Proxy Card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy Card will not be used if you attend and vote at the Annual Meeting in person.

                       BY ORDER OF THE BOARD OF DIRECTORS

                       /s/ Richard A. Young

                       RICHARD A. YOUNG
                       SECRETARY
Salida, Colorado
October 10, 2003

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                           HIGH COUNTRY BANCORP, INC.
                             7360 WEST US HIGHWAY 50
                             SALIDA, COLORADO 81201

                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 10, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of High Country Bancorp, Inc. (the "Company") to be used at the 2003 Annual Meeting of Stockholders of the Company (the "Annual Meeting") which will be held at High Country Bank, 7360 West US Highway 50, Salida, Colorado on Monday, November 10, 2003, at 5:00 p.m., local time. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are being first mailed to stockholders on or about October 10, 2003.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker nonvotes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting will not in itself revoke such stockholder's proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, par value $.01 per share (the "Common Stock"). Stockholders of record as of the close of business on September 30, 2003 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 901,704 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by any person or group of persons who is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock and shares beneficially owned by all directors and executive officers as a group. Other than as disclosed below, management knows of no person who beneficially owned more than 5% of the Common Stock at the Record Date.

                                                                                 PERCENT OF SHARES
NAME AND ADDRESS                             AMOUNT AND NATURE OF                OF COMMON STOCK
OF BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP (1)                OUTSTANDING
-------------------                         -------------------------            -----------------

High Country Bancorp, Inc.                         101,894  (2)                       11.30%
Employee Stock Ownership Plan ("ESOP")
7360 West US Highway 50
Salida, Colorado  81201

Donald Leigh Koch                                   88,982  (3)                        9.87
4 Muirfield Lane
St. Louis, Missouri 63141

Larry D. Smith                                      70,864  (4)                        7.55
7360 West US Highway 50
Salida, Colorado  81201

Scott G. Erchul                                     49,036  (5)                        5.27
7360 West US Highway 50
Salida, Colorado  81201

MidCountry Financial Corp.                          45,595  (6)                        5.06
P.O. Box 4164
Macon, Georgia  31208

All Directors and Executive Officers               223,171  (7)                       22.57
  as a Group (6 persons)

--------------------
(1) Includes all shares held directly as well as by spouses or as custodian or trustee for minor children, and shares held by a group acting in concert, over which shares the named individuals effectively exercise sole voting and investment power, or for a group acting in concert, share voting and investment power.
(2) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors Glenn, Young and Harsh vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received generally are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors. As of the Record Date, 58,030 shares had been allocated.
(3) Based on Amendment No. 5 to Schedule 13G filed on February 21, 2003. Includes shares beneficially owned by Mr. Koch and his spouse and by Koch Asset Management, L.L.C., an investment advisor to various individual clients. Mr. Koch is sole Managing Member of Koch Asset Management, L.L.C.
(4) Includes 36,368 shares that may be acquired upon the exercise of options exercisable within 60 days of the Record Date. The listed amount does not include 17,254 shares held by the Salida Building and Loan Association Long-Term Incentive Plan ("LTIP") trust for the benefit of Mr. Smith; Mr. Smith bears the economic risk associated with such shares, but does not have voting or investment power over such shares.
(5) Includes 29,095 shares that may be acquired upon the exercise of options exercisable within 60 days of the Record Date. The listed amount does not include 7,041 shares held by the LTIP trust for the benefit of Mr. Erchul; Mr. Erchul bears the economic risk associated with such shares, but does not have voting or investment power over such shares.
(6)  Based on a Schedule 13D filed on September 9, 2002.
(7) Includes 87,282 shares that may be acquired upon the exercise of options exercisable within 60 days of the Record Date. Excludes shares with respect to which Directors Glenn, Young and Harsh may have "voting power" by virtue of their positions as trustees of the trusts holding 101,894 shares under the ESOP, and 50,767 shares under the 401(k) plan. Unallocated shares and shares for which no instructions have been received generally are voted by the trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors is currently composed of five members. Under the Company's Articles of Incorporation, directors are divided into three classes and elected for terms of three years each and until their successors are elected and qualified. At the Annual Meeting in order to keep the number of directors in each class equal, one director will be elected for terms expiring at the Annual Meeting to be held in the year 2006. The Board of Directors has nominated Director Timothy R. Glenn, to serve a term of three years, or until his successor is elected and qualified. Under Colorado law, directors are elected by a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors.

     Unless a contrary instruction is given, the persons named in the proxies solicited by the Board of Directors will vote each such proxy for the election of the named nominee. If the nominee is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominee might be unavailable to serve.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE LISTED BELOW.

     The following table sets forth, for the nominee and each continuing director, his name, age as of the Record Date, the year he first became a director of the Company's principal subsidiary, High Country Bank, formerly Salida Building and Loan Association (the "Bank"), and the expiration of his current term as a director of the Company. Except as noted below, all such persons were initially appointed as directors of the Company in connection with the incorporation and organization of the Company in August 1997 and remained as such following the conversion of the Bank from mutual to stock form on December 11, 1997. Each director of the Company is also a member of the Board of Directors of the Bank.

                                                                                     SHARES OF
                                            YEAR FIRST                             COMMON STOCK
                                            ELECTED AS                             BENEFICIALLY
                          AGE AT THE         DIRECTOR        CURRENT TERM          OWNED AT THE         PERCENT OF
       NAME               RECORD DATE       OF THE BANK        TO EXPIRE           RECORD DATE (1)        CLASS
       ----               -----------       -----------        ---------           ---------------        -----
                                         BOARD NOMINEES FOR TERMS TO EXPIRE IN 2006

Timothy R. Glenn             46                1991              2003                  31,250  (2)        3.44%

                                             DIRECTORS CONTINUING IN OFFICE

Philip W. Harsh              58                1995              2004                  43,361  (2)        4.77
Scott G. Erchul              41                1997              2004                  49,036             5.27
Richard A. Young             49                1992              2005                  28,660  (2)        3.15
Larry D. Smith               46                1987              2005                  70,864             7.55

------------
(1) Includes all shares held directly as well as by spouses or as custodian or trustee for minor children, and shares held by a group acting in concert, over which shares the named individuals effectively exercise sole voting and investment power, or for a group acting in concert, share voting and investment power. Amounts shown include 7,273, 7,273, 29,095, 7,273 and 36,368 shares which may be acquired by Directors Glenn, Harsh, Erchul, Young and Smith, respectively, upon the exercise of options exercisable within 60 days of the Record Date. Amounts shown do not include 4,298, 2,958, 7,041, 3,963 and 17,254 shares which are held by the LTIP trust for the benefit of Directors Glenn, Harsh, Erchul, Young and Smith, respectively; such individuals bear the economic risk associated with such shares, but do not have voting or investment power over such shares.
(2) Excludes shares with respect to which Directors Young, Glenn and Harsh may have "voting power" by virtue of their positions as trustees of the trusts holding 101,894 shares under the ESOP and 50,767 shares under the 401(k) plan. Unallocated ESOP shares and shares for which no instructions have been received generally are voted by the trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors. As of the Record Date, 58,030 shares had been allocated. Shares held in the 401(k) plan are voted as directed by the plan participants.

     The principal occupation of each nominee for director and each continuing director of the Company for the last five years is set forth below.

     TIMOTHY R. GLENN has served as a Director of the Bank since 1991. He is the Funeral Director and Owner of the Lewis & Glenn Funeral Home and Fairview Cemetery. He currently is a County Commissioner for Chaffee County, Colorado and a member of the Board of Education for the local school district. His civic activities include the Salida Rotary Club, Elks Lodge, 4-H Club and the St. Joseph Catholic Church. He has also served as President and a member of the Board of Directors of the Colorado Association of Cemeteries.

     PHILIP W. HARSH is a retired insurance executive and part-time consultant and has been a Director of the Bank since 1995. Also, he has served as President of the ruling group for the Salida Public Golf Course and is past president of the Independent Insurance Agents of Colorado.

     SCOTT G. ERCHUL has been a member of the Board of Directors of the Bank since 1997. He currently serves as Vice President of the Company and the Bank, and has been Vice President of the Bank since 1991. His past and current community involvement include the Rotary Club, Academic Booster Club, Build a Generation committee member and youth sports coach for football, baseball and soccer.

     RICHARD A. YOUNG currently serves as Secretary and Treasurer of the Company and the Bank. He has served as a Director of the Bank since 1992. He is a Certified Public Accountant and a partner in the accounting firm of Swartz & Young P.C. He is a high school football coach, treasurer and board member of the local Pop Warner Football League, and treasurer of Support our Schools Salida nonprofit organization.

     LARRY D. SMITH currently serves as President and Chief Executive Officer of the Company and the Bank. Mr. Smith became President of the Bank in 1991 and has been a Director of the Bank since 1987. From 1978 to 1991, he served as Controller of the Bank. He is active in the Salida school system and youth sports by serving as a coach for various sports teams and by serving on the High School Building Accountability and Business Advisory Committees. He is also involved with several organizations which promote the academic and athletic development of the youth of Salida. He is a member of the Board of Directors of the Midwest Conference for Community Banks, currently serving as its past President.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors conducts its business through meetings of the Board. The Board of Directors of the Company generally holds regular monthly meetings and holds special meetings as needed. During the year ended June 30, 2003, the Board of Directors of the Company met 12 times. No director attended fewer than 75% in the aggregate of the total number of Board meetings of the Company held while he was a member during the year ended June 30, 2003 and the total number of meetings held by committees on which he served during such fiscal year.

     The Compensation Committee consists of the full Board of Directors and discusses compensation matters as required. The Board of Directors met two times as the Compensation Committee during the year ended June 30, 2003.

     The Board of Directors' Audit Committee consists of Directors Harsh, Glenn and Young. The members of the Audit Committee are "independent," as "independent" is defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc.'s listing standards. During the year ended June 30, 2003, the Audit Committee met five times to examine and approve the audit report prepared by the independent auditors of the Bank, to review and recommend the independent auditors to be engaged by the Bank, to review the internal audit function and internal accounting controls, and to review and approve conflict of interest and audit policies. The Company's Board of Directors has adopted a written charter for the Audit Committee.

     The Company's Nominating Committee consists of the entire Board of Directors and is responsible for considering potential nominees to the Board of Directors. The Board, in its capacity as the Nominating Committee, met once during the year ended June 30, 2003. In its deliberations, the nominating committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of its market area. The Company's Articles of Incorporation set forth procedures that must be followed by stockholders seeking to make nominations for directors. In order for a stockholder of the Company to make any nominations, he or she must give written notice thereof to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; and (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination must promptly provide any other information reasonably requested by the Company.


-------------------------------------------------------------------------------
                             DIRECTORS' COMPENSATION
-------------------------------------------------------------------------------

     Directors' Fees. The Company's directors receive fees of $1,500 per month. Non-employee directors receive $100 per committee meeting attended, and all directors receive $200 per High Country Title and Escrow Company meeting attended. During fiscal year 2003, the Company's directors' fees totaled $100,000.

     Long-Term Incentive Plan. The Bank maintains the Salida Building and Loan Association Long-Term Incentive Plan (the "LTIP") for the benefit of its directors. Under the LTIP, on each June 30 each director has his account credited with $12,000. Amounts credited to participants' accounts are fully vested at all times. Until distributed in accordance with the terms of the LTIP, each participant's account will be credited with a rate of return on any amounts previously credited. This rate of return equals the highest rate of interest paid by the Bank on certificates of deposit having a term of one year. Alternatively, participants may elect that rate of return will equal the dividend-adjusted rate of return on the Company's common stock.

     In the event of an Employee Director's disability or death, his account will be credited with an amount equal to the difference (if any) between (i) 50% of the present value of all benefits which would have been credited to his account if he had otherwise remained employed by the Bank to age 65, and (ii) the benefits which are actually credited to his account at the time of his termination. If his employment terminates in connection with or following a "change in control", his account will be credited with an amount equal to the difference (if any) between: (i) 100% of the present value of all benefits which would have been credited to his account if he had otherwise remained employed by the Bank to age 65, and (ii) the benefits which are actually credited to his account at the time of his termination, subject to applicable "golden parachute" limitations under ss.280G of the Internal Revenue Code. "Change in control" is defined the same as under the Employment Agreements described above.

     Participants' accounts under the LTIP will be paid, in cash, in ten substantially equal annual installments, beginning during the first quarter of the calendar year following the calendar year in which the participant ceases to be a director. Notwithstanding the foregoing, a participant may elect to receive LTIP benefits in a lump sum or over a period shorter than ten years. In the event of a participants' death, the balance of his LTIP account will be paid in a lump sum (unless the participant elects a distribution period up to ten years) to his designated beneficiary, or if none, his estate. During the year ended June 30, 2003, the Bank credited $12,000 to the accounts of each of Directors Young, Smith, Glenn, Harsh and Erchul under the LTIP.

     Equity Compensation Plans. Directors are also eligible to participate in the Company's stock option plan and management recognition plan. During the year ended June 30, 2003, no awards were made to directors under the option plan. During the year ended June 30, 2003, each director received 1,000 shares of restricted stock under the management recognition plan. All shares vested during the year ended June 30, 2003. There are no shares available for future awards under the management recognition plan.

--------------------------------------------------------------------------------
                    EXECUTIVE COMPENSATION AND OTHER BENEFITS
--------------------------------------------------------------------------------

     Summary Compensation Table. The following table sets forth the cash and noncash compensation for the last three fiscal years awarded to or earned by the Company's Chief Executive Officer and Vice President. No other executive officer of the Company earned salary and bonus in fiscal year 2003 exceeding $100,000 for services rendered in all capacities to the Company and the Bank.

                                                                                          LONG-TERM COMPENSATION
                                                                                        ------------------------
                                                   ANNUAL COMPENSATION                             AWARDS
                                           ----------------------------------------     ------------------------
                                                                                         RESTRICTED  SECURITIES
                               FISCAL                                OTHER ANNUAL          STOCK     UNDERLYING     ALL OTHER
NAME                           YEAR        SALARY      BONUS        COMPENSATION(1)       AWARDS     OPTIONS(#)   COMPENSATION
----                           ----        ------      -----        ---------------       ------     ----------   ------------

Larry D. Smith                 2003        $119,600      $60,000         $18,800        $28,410 (2)     --         $44,109(3)
Chief Executive Officer        2002         116,000       52,788          14,600                --      --          39,660
                               2001         105,000       31,550          12,000                --      --          34,842

Scott G. Erchul                2003         $80,000      $32,000         $18,800        $28,410 (2)     --         $33,794(4)
Vice President                 2002          77,500       28,075          14,600                --      --          31,850
                               2001          70,400       17,500          12,000                --      --          15,209

-------------------
(1) Executive officers of the Bank receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officer in fiscal 2003 did not exceed 10% of each of the executive officer's salary and bonus. Amounts shown represent compensation for serving on the Board of Directors.
(2) On August 22, 2002, Messrs. Smith and Erchul were awarded 1,000 shares of restricted Common Stock, of which 500 shares vested on the date of grant and 500 shares vested on January 1, 2003. The amount shown is based on the closing sale price of the Common Stock on June 30, 2003 of $28.41, as reported on the Nasdaq SmallCap Market. As of June 30, 2003, all shares of restricted Common Stock awarded to Messrs. Smith and Erchul were vested, and as a result such individuals held no shares of restricted Common Stock at June 30, 2003. In the event the Company pays dividends with respect to its Common Stock, when shares of restricted stock vest and/or are distributed, the holder will be entitled to receive any cash dividends and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of restricted Common Stock between the date the restricted stock was awarded and the date the restricted is distributed, plus interest on cash dividends.
(3) Consists of contributions for Mr. Smith's benefit of: (i) $12,000 under the LTIP, and (ii) 1,130.20 ESOP shares valued at $32,109 as of June 30, 2003.
(4) Consists of contributions for Mr. Erchul's benefit of: (i) $12,000 under the LTIP, and (ii) 767.11 ESOP shares valued at $21,794 as of June 30, 2003.

     Year-End Option Values. The following table sets forth information concerning the value as of June 30, 2003 of options held by the executive officers named in the Summary Compensation Table set forth above. No options were granted to or exercised by the named executive officer during fiscal year 2003.

                          NUMBER OF SECURITIES                    VALUE OF UNEXERCISED
                         UNDERLYING UNEXERCISED                   IN-THE-MONEY OPTIONS
                         OPTIONS AT FISCAL YEAR-END               AT FISCAL YEAR-END (1)
                        ----------------------------          ------------------------------
NAME                   EXERCISABLE    UNEXERCISABLE           EXERCISABLE    UNEXERCISABLE
----                   -----------    -------------           -----------    -------------

Larry D. Smith           36,368         $ --                   $555,885           $--
Scott G. Erchul          29,095           --                    444,717            --

-------------------
(1) Based on the difference between the fair market value of the underlying Common Stock of $28.41 as quoted on the Nasdaq SmallCap Market on June 30, 2003 and the exercise price of $13.125 per share.

     No options held by any executive officer of the Company repriced during the past ten full fiscal years.

     Employment Agreements. The Company and the Bank have entered into employment agreements (the "Employment Agreements") under which Larry D. Smith serves as President and Chief Executive Officer and Scott G. Erchul serves as
Vice President of the Bank and the Company (the "Employees"). In such capacities, Mr. Smith and Mr. Erchul are responsible for overseeing all operations of the Bank and the Company, and for implementing the policies adopted by the Boards of Directors. The Boards believe that the Employment Agreements assure fair treatment of the Employees in their careers with the Company and the Bank by assuring them of some financial security.

     Each Employment Agreement provides for a term of three years expiring on August 13, 2004, with an annual base salary equal to the Employee's existing base salary rate in effect on the effective date. On each anniversary date of the commencement of each Employment Agreement, the term of the Employee's employment may be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that his performance has met the required performance standards and that such Employment Agreement should be extended. The Employment Agreements provide the Employees with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation and sick leave. The current base salaries under Mr. Smith's and Mr. Erchul's contracts are $140,000 and $88,000, respectively. The Employment Agreements terminate upon an Employee's death, may terminate upon his disability and are terminable by the Bank for "just cause" (as defined in the Employment Agreements). In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates either Employee without just cause, he will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the Employment Agreement plus an additional 12 month's salary and, at his election, either continued participation in benefit plans which he would have been eligible to participate in through the Employment Agreement's expiration date or the cash equivalent thereof. If an Employment Agreement is terminated due to an Employee's "disability" (as defined in the Employment Agreements), the Employee will be entitled to a continuation of his salary and benefits through the date of such termination, including any period prior to the establishment of his disability. In the event of an Employee's death during the term of his Employment Agreement, his estate will be entitled to receive his salary through the last day of the calendar month in which his death occurred. The Employees are able to voluntarily terminate their Employment Agreements by providing 90 days' written notice to the Boards of Directors of the Bank and the Company, in which case they are entitled to receive only their compensation, vested rights, and benefits up to the date of termination.

     In the event of (i) either Employee's involuntary termination of employment other than for "just cause" during the period beginning six months before a change in control and ending on the later of the first anniversary of the change in control or the expiration date of the Employment Agreement (the "Protected Period"), (ii) the Employee's voluntary termination within 90 days of the occurrence of certain specified events occurring during the Protected Period which have not been consented to by him, or (iii) his voluntary termination of employment for any reason within the 30-day period beginning on the date of the change in control, he will be paid within 10 days of such termination (or the date of the change in control, whichever is later) an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and
(ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Code, that he receives on account of the change in control.

     "Change in Control" means any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of the voting stock of the Bank or the Company thereof, (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Company's Directors,
(iii) the acquisition of a controlling influence over the management or policies of the Bank or of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Exchange Act), or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the foregoing, the Company's ownership of the Bank shall not of itself constitute a Change in Control for the purpose of each Agreement. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Board as to whether a Change in Control has occurred is conclusive and binding.

     The payments that would be made to Mr. Smith or Mr. Erchul assuming their termination of employment under the foregoing circumstances at June 30, 2003 would have been approximately $440,413 and $316,307, respectively. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that the Mr. Smith or Mr. Erchul prevails over the Company and the Bank, or obtains a written settlement, in a legal dispute as to his Employment Agreement, he will be reimbursed for his legal and other expenses.

--------------------------------------------------------------------------------
                          TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------

     The Bank offers loans to its directors and officers. By law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Board of Directors. At June 30, 2003, the Bank's loans to directors and executive officers totaled $2.2 million, or 12.6% of the Company's stockholders' equity, at that date. These loans are made in the ordinary course of business on substantially the same terms, including interest rates, as those prevailing for comparable transactions and do not involve more than the normal risk of repayment or present other unfavorable features.

--------------------------------------------------------------------------------
      PROPOSAL II -- APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE HIGH COUNTRY BANCORP, INC. 1998 STOCK OPTION AND INCENTIVE PLAN AS THE HIGH COUNTRY
       BANCORP, INC. 2003 INCENTIVE EQUITY AND DEFERRED COMPENSATION PLAN
--------------------------------------------------------------------------------

INTRODUCTION

     A proposal to approve the amendment and restatement of the High Country Bancorp, Inc. 1998 Stock Option and Incentive Plan (the "Incentive Plan") will be presented for stockholder approval at the Meeting. If the amendment and restatement of the Incentive Plan is approved by stockholders at the Meeting, such plan will be amended and restated as the High Country Bancorp, Inc. 2003 Incentive Equity and Deferred Compensation Plan (the "Amended Incentive Plan"). The Board of Directors of the Company unanimously approved, subject to stockholder approval, the Amended Incentive Plan on September 24, 2003.

     On December 15, 1998, the stockholders of the Company approved the Incentive Stock, which provided for the grant of stock options ("Options") to purchase up to 145,475 shares of Common Stock to directors and key employees of the Company and its subsidiaries. The Amended Incentive Plan provides for the grant of Options and the grant of stock appreciation rights ("SARs"), restricted stock ("Restricted Stock") and unrestricted stock ("Unrestricted Stock") up to a total of 190,475 shares of Common Stock. This proposal increases the number of shares of Common Stock available for issuance under the Incentive Plan by 45,000 shares. As of September 30, 2003, a total of 29,099 shares of Common Stock remained available for the grant of stock options under the Incentive Plan, and if the Amended Incentive Plan is approved by stockholders at the Annual Meeting, there would be a total of 74,099 shares available for future awards under the Amended Incentive Plan. At September 30, 2003, the closing price of the Company's Common Stock was $30.75 per share. Since the Company's directors and named executive officers are eligible for awards under the Amended Incentive Plan, they have an interest in this proposal.

     The Board of Directors believes that approval of the Amended Incentive Plan is necessary to continue to advance the interests of the Company and its stockholders  by  providing an incentive  to  directors  and key  employees  for
outstanding   performance  in  order  to  generate   superior   returns  to  the
stockholders and to attract, motivate and retain the services of qualified directors and employees. The additional forms of award that may be granted under the Amended Incentive Plan provide flexibility to implement various compensation strategies as those strategies may change over time.

     No grant of Restricted Stock or Unrestricted Stock under the Amended Incentive Plan will occur until stockholder approval of the Amended Incentive Plan is obtained. The terms of the Amended Incentive Plan are summarized below. The Amended Incentive Plan is attached hereto as Exhibit A and should be consulted for additional information. All statements made herein regarding the Amended Incentive Plan are only intended to summarize the Amended Incentive Plan and are qualified in their entirety by reference to the Amended Incentive Plan.

PURPOSE OF THE AMENDED INCENTIVE PLAN

     The purpose of the Amended Incentive Plan is to promote the success and enhance the value of the Company by linking the personal interests of the members of the Board and the Company's employees, officers and executives to those of Company shareholders and by providing such individuals with an incentive for outstanding performance in order to generate superior returns to shareholders of the Company. The Amended Incentive Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, employees, officers, and executives of the Company upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

DESCRIPTION OF THE AMENDED INCENTIVE PLAN

     Administration. The Amended Incentive Plan is administered by a committee (the "Committee"), appointed by the Board of Directors, consisting of at least two directors of the Company who are "Non-employee Directors" within the meaning of the federal securities laws. To the extent necessary or desirable, each member of the Committee shall also qualify as an "outside director" within the meaning of the federal tax laws and shall meet such additional criteria as may be necessary or desirable to comply with regulatory or stock exchange rules or exemptions. At present, the Committee consists of Directors Harsh, Young and Glenn.

     Subject to the terms of the Amended Incentive Plan, the Committee has sole discretionary authority to select participants and grant awards, to determine the type of awards granted and the terms and conditions of awards (which terms and conditions need not be the same in each case), to impose restrictions on any award and to determine the manner in which such restrictions may be removed, to interpret the Amended Incentive Plan and any award thereunder, to prescribe, amend and rescind rules and regulations relating to the Amended Incentive Plan and to make all other determinations deemed necessary or advisable in administering the Amended Incentive Plan.

     Eligible Persons. Under the Amended Incentive Plan, the Committee may grant awards to directors of the Company or one of its subsidiaries (including members of the Committee) and to key executives (which term is deemed to include among others, the president, any vice president, the secretary, the treasurer or any manager in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company or any of its subsidiaries) and who on the grant date is in the employ of the Company or one of its subsidiaries (the "subsidiaries"), as defined in the Internal Revenue Code of 1986, as amended ("Code"). As of the Record Date, the Company and its subsidiaries had eight directors and ten employees whom it considered to be key executives eligible to participate in the Amended Incentive Plan. The Committee is not obligated to treat participants in the Amended Incentive Plan uniformly.

     Shares Available for Grant. The Amended Incentive Plan reserves 190,475 shares of Common Stock for issuance pursuant to awards granted under the Amended Incentive Plan. Such shares may be (i) authorized but unissued shares, (ii) shares held in treasury or (iii) shares purchased by the Company in the open market. Under the Amended Incentive Plan, the maximum number of shares for which Options and SARs may be awarded to any one participant during any fiscal year is 15,000 shares. The aggregate number of shares of Common Stock available for grant under the Amended Incentive Plan and the maximum number of shares of Common Stock with respect to Options and SARs that may be awarded in any fiscal year will be appropriately adjusted for any increase or decrease in the number of shares of Common Stock of the Company resulting from a stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change. In the event that any award under the Amended Incentive Plan is terminated, cancelled, expires, lapses or is forfeited for any reason, the shares subject to such award, or the unexercised portion thereof, shall again become available for grant under the Amended Incentive Plan.

     Types of Awards and General Provisions. Under the Amended Incentive Plan, the Committee may grant "Awards" to eligible persons, including:

          o Incentive stock options ("ISOs") as defined in Section 422 of the Code;
          o    Non-qualified stock options ("NSOs");
          o    Stock appreciation rights ("SARs");
          o    Restricted Stock; and
          o    Unrestricted Stock.

The terms and conditions of each Award will be reflected in an award agreement between the Company and the participant ("Award Agreement"). Awards may be granted either alone or in addition to or in tandem with another Award. The number of shares covered by each outstanding Award and (if applicable) the exercise price per share shall be proportionally adjusted for any increase or decrease in the number of shares of Common Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares outstanding effected without receipt or payment of consideration by the Company. The Committee may offer to exchange or buy out any Award previously granted to a participant for cash, shares of Common Stock or another Award, on such terms and conditions as the Committee shall determine.

     Stockholder Rights. No Award shall give the participant any of the rights of a stockholder of the Company unless and until the shares of Common Stock subject to the Award are, in fact, issued to such person in connection with such Award.

     Options. ISOs and NSOs together are called "Options." The maximum term for an Option is 10 years from the date of grant, except that the maximum term of an ISO may not exceed five years if the optionee owns more than 10% of the Common Stock on the date of grant. Each Option granted shall become exercisable at such time and on such conditions as determined by the Committee in the Award Agreement. The exercise price as to any Option shall be the fair market value (determined under Section 422 of the Code) of the shares on the date of grant. In the case of a participant who owns more than 10% of the combined voting power of all classes of stock of the Company on the date of grant, such exercise price for an ISO may not be less than 110% of fair market value of the shares. As required by federal tax laws, if the aggregate fair market value (determined when an Option is granted) of the Common Stock with respect to which ISOs are first exercisable by an optionee in any calendar year (under all plans of the Company and of any subsidiary) exceeds $100,000, the Options granted in excess of $100,000 will be treated as NSOs.

     Exercise of Options. The exercise of Options will be subject to such terms and conditions as are established by the Committee in the Award Agreement. In the absence of Committee action to the contrary, an otherwise unexpired Option, except for NSOs granted to directors, shall cease to be exercisable upon (i) an optionee's termination of employment or Board service for "cause" (as defined in the Amended Incentive Plan), (ii) for ISOs, the termination of employment for any reason other than death or "disability" (as defined in the Amended Incentive
Plan), unless provided otherwise in the Award Agreement, (iii) for NSOs, the date three months after an optionee's termination of employment for a reason other than cause, death, or disability, or earlier if the Option expires in accordance with its terms, (iv) in the case of an optionee who becomes disabled, the earlier of the date the Option expires in accordance with its terms or the date one year after the optionee terminates service due to disability, or (v) in the case of a deceased optionee, the earlier of the date the Option expires in accordance with its terms or the date one year after the optionee's death in the event of death of the optionee during employment or Board service.

     An optionee may exercise Options, subject to provisions relative to their termination and limitations on their exercise, only by (i) written notice to the President of the Company of intent to exercise the Option with respect to a specified number of shares of Common Stock, and (ii) payment to the Company (contemporaneously with delivery of such notice) with a cashier's check, certified check or existing holdings of Common Stock held for more than six months of the amount of the exercise price for the number of shares with respect to which the Option is then being exercised. Common Stock utilized in full or partial payment of the exercise price for Options shall be valued at its market value at the date of exercise.

     Transferability of Options. Each Option granted under the Amended Incentive Plan shall, by its terms, not be transferable otherwise than by will or the laws of descent and distribution. Notwithstanding the foregoing, a participant who holds Options may transfer such Options (but not ISOs) to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the participant who originally received the grant or to an individual or trust to whom the participant could have initially transferred the Options.

     Stock Appreciation Rights. The Amended Incentive Plan permits the granting of SARs by the Committee. Each SAR shall be subject to such terms and conditions, including grant price, method of exercise, method of settlement and form of consideration payable in settlement, as determined by the Committee in the Award Agreement at the time of the grant. The Committee shall determine the term of each SAR; however, the term of any SAR granted in tandem with an ISO may not exceed ten (10) years. If the SAR is granted in connection with an ISO, the grant price of the SAR shall not be less than the fair market value of a share of Common Stock on the date of grant. Upon exercise of a SAR, the participant has the right to receive the excess, if any, of the fair market value on the date of exercise of the number of shares of Common Stock to which such SAR relates, over the grant price of such SAR for the number of shares of Common Stock to which such SAR relates. The grant price of an SAR related to an ISO cannot be less than the fair market value of a share of Common Stock on the date of grant.

     Stock Awards. Restricted Stock and Unrestricted Stock are together called "Stock Awards." Each Stock Award shall be subject to such terms and conditions as determined by the Committee in the Award Agreement at the time of the grant. Unrestricted Stock awards may be granted by the Committee with or without conditions and may provide for an immediate or deferred transfer of shares to the participant. Restricted Stock awards shall be subject to such restrictions on transferability and risks of forfeiture as the Committee may determine. If the participant terminates employment with the Company during the restriction period related to any Restricted Stock award, the shares of Common Stock subject to the restriction shall be forfeited; however, the Committee may waive any restriction or forfeiture condition related to such shares of Common Stock.

     Performance-Based Awards. The Amended Incentive Plan permits the Committee to grant Stock Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code to certain participants that qualify as "covered employees" under Section 162(m) of the Code. The terms and conditions of each Performance-Based Award, including the type of Performance-Based Award, the performance goals to be achieved, and the performance period (as defined in the Amended Incentive Plan) during which the performance goals are to be achieved, shall be determined by the Committee in the Award Agreement at the time of grant. The participant must be employed by the Company or one of its subsidiaries on the last day of the performance period to be eligible to receive the Performance-Based Award. Each Performance-Based Award must be disclosed to and approved by the stockholders of the Company before any shares of Common Stock subject to the Performance-Based Award are transferred to a participant or any restrictions on such shares lapse.

     Conditions on Issuance of Shares. The Committee shall not be required to issue shares of Common Stock under an Award unless the issuance complies with applicable laws, regulation of government authorities and the requirements of any exchange on which shares of Common Stock are traded. In addition, the Committee will have the discretionary authority to impose such restrictions on shares of Common Stock issued pursuant to an Award as it may deem appropriate or desirable, and to that end may require that a participant make certain representations or warranties.

     Limits on Transfers of Awards. No right or interest of a participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company, or shall be subject to any lien, obligation, or liability of the participant to any other party other than the Company. No Award shall be assignable or transferable by a participant other than by will or the laws of descent and distribution, except that the Committee, in its discretion, may permit a participant to make a gratuitous transfer of an Award that is not an ISO to his or her spouse, lineal descendants, lineal ascendants, or a duly established trust for the benefit of one or more of these individuals.

     Elections to Defer Compensation. The Amended Incentive Plan permits participants to elect to defer receipt of all or any part of the following forms of compensation:

               o    Annual salary;
               o    Fiscal year bonus;
               o Director's fees (if the participant is a Director of the Company); or
               o Common Stock or cash deliverable pursuant to an Award (if permitted by the Committee in its discretion).

     All elections by a participant shall remain in full force for all future years until modified or revoked. Upon becoming eligible to participate, a participant has thirty (30) days to make an election to defer salary earned after such election. Any increase or decrease in such deferral amount during a calendar year must be made prior to such calendar year. An election to defer a fiscal year bonus (or increase or decrease the amount to be deferred) must be made prior to the fiscal year.

     Deferred Compensation Account. The Company shall establish a special ledger account ("Deferred Compensation Account") on the books of the Company for each participant who elects to defer compensation. Deferred salary shall be credited to the participant's Deferred Compensation Account on the last day of each calendar month. The amount of any deferred salary, director's fees, fiscal year bonus or Award will be credited to the participant's Deferred Compensation Account on the last day of the month in which such salary, director's fees, fiscal year bonus or Award would have become payable or transferable to the participant.

     Investment Election. Each participant may elect that the deferred compensation be credited to his or her Deferred Compensation Account in the form of cash, shares of the Company's Common Stock or such deemed investment options as are offered by the Board of Directors or the Committee. In the absence of a participant election, the amount credited to the Deferred Compensation Account shall be credited as cash. Any deferred compensation credited to a participant's Deferred Compensation Account as cash shall accrue interest at a rate that is no less than the prime rate charged to the Company by its principal bank, but shall not exceed the highest rate paid on Individual Retirement Accounts ("IRA") by the Bank plus two percent (2%) (based on the weighted average daily prime rate or IRA rate for the three-month period ending on the last day of the quarter).

     If a participant elects for a deferred amount to be credited as shares of the Company's Common Stock, his or her Deferred Compensation Account shall be credited with the number of shares of Common Stock equal in value to the deferred amount, with the value of such Common Stock determined in accordance with a valuation methodology approved by the Board of Directors or the Committee. The Common Stock credited to the Deferred Compensation Account shall merely constitute a bookkeeping entry of the Company and the participant shall have no voting, dividend or other legal or economic rights with respect to such Common Stock. No actual shares of Common Stock will be issued until the participant receives a distribution from the Deferred Compensation Plan. At the end of each fiscal quarter, dividends that would have been payable with respect to such Common Stock shall be credited to the Deferred Compensation Account as additional shares of Common Stock. No participant will be granted the right to take payment of the Common Stock in cash rather than shares of Common Stock. If a participant who has elected to receive deferred compensation in the form of shares of Common Stock shall be deemed to have violated the short-swing profit rules of the federal securities laws, then such election shall be void and such deferred amount shall be credited to the participant's Deferred Compensation Account as cash.

     Trust. The Company may establish one or more trusts to fund deferred compensation obligations under the Amended Incentive Plan. Each trust shall be permitted to hold cash, Common Stock of the Company, or other assets to the extent of the Company's obligations. Although the assets of such a trust would be intended to be used for the exclusive purpose of paying the deferred compensation obligations under the Amended Incentive Plan, the assets of the trust would remain subject to the Company's general creditors. As a result, the rights of participants in any assets of such a trust shall be no greater than the rights of an unsecured creditor of the Company.

     Distributions. Except in the case of financial hardship, a participant will not receive a distribution from his or her Deferred Compensation Account until the earlier of (1) termination of the participant's employment or directorship with the Company or (2) the death or legal incapacitation of the participant (each a "Distribution Event"). In addition, a Director may, at the time he first becomes eligible to participate in the Deferred Compensation Plan, specify an age (not less than 55 years) to receive distributions of his Deferred Compensation Account. The Committee has the authority, in its sole discretion, to allow an early distribution from a participant's Deferred Compensation Account in the event of severe financial hardship due to the sudden illness of the participant or a participant's family member, or the loss of the participant's property due to casualty or other extraordinary circumstance.

     Each participant's Deferred Compensation Account shall be distributed in either a lump sum or in annual installments over a period of up to ten years as specified by the participant at the time of his initial election to defer compensation ("Distribution Election"). A participant may change his Distribution Election at any time prior to sixty (60) days before a Distribution Event. If a participant dies prior to distribution of the entire balance of the Deferred Compensation Account, the undistributed balance shall be paid to the beneficiary designated by the participant or in the absence of such designation, to the legal representative or the person or entity identified in the deceased participant's last will.

     If the participant fails to provide a Distribution Election, the Board of Directors, in its sole discretion, shall determine the Distribution Election. In addition, the Board of Directors may, in its sole discretion, distribute the balance of a participant's Deferred Compensation Account in a lump sum, even if the participant had elected installment payments, in the event a participant whose employment with the Company has been terminated continues to be affiliated with a direct competitor of the Company after reasonable notice from the Board.

     Change in Control. In the event of a "change in control" of the Company, each participant will be permitted to elect, during the thirty (30) day period immediately prior to the change in control, to receive a distribution of all or a portion of his or her Deferred Compensation Account during the seven (7) day period after the change in control. For purposes of the Amended Incentive Plan, "change in control" means:

     (i) the acquisition by a person or persons acting in concert of the power to vote twenty-five percent (25%) or more of a class of the Company's voting securities;

     (ii) the acquisition by a person of the power to direct the Company's or the Bank's management or policies, if the Board of Directors or the Office of Thrift Supervision has made a determination that such acquisition constitutes or will constitute an acquisition of control of the Bank or Company for the purposes of the Savings & Loan Holding Company Act or the Change in Bank Control Act and the regulations thereunder;

     (iii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election of each Director who was not a Director at the beginning of such period has been approved in advance by Directors representing at least two-thirds (2/3) of the Directors then in office who were Directors in office at the beginning of the period; provided, however, that for purposes of this clause (iii), each Director who is first elected to the Board (or first nominated by the Board for election by the shareholders) with the approval of at least two-thirds (2/3) of the Directors who were Directors at the beginning of the period shall be deemed to be a Director at the beginning of the two-year period;

     (iv) the Company shall have merged into or consolidated with another corporation, or merged another corporation into the Company, on a basis whereby less than fifty percent (50%) of the total voting power of the surviving corporation is represented by shares held by persons who were shareholders of the Company immediately before the merger or consolidation; or

     (v) the Company shall have sold to another person (a) substantially all of the Company's assets or (b) the Bank.

The term "person" refers to an individual, corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or other entity.

     Non-Transferability of Deferred Compensation. A participant's right to receive payments of deferred compensation are not assignable or transferable, shall not be subject to alienation, anticipation, sale, pledge, encumbrance or other legal process, and shall not be in any manner subject to the debts or liabilities of such participant. In the event a participant attempts such a transfer, the Committee may, in its discretion, terminate such participant's interest in such deferred compensation to the extent the Committee deems necessary or advisable to prevent or limit the effects of such transfer. Any deferred compensation effected by such termination shall be retained by the Company or the trust and the Committee may, in its sole discretion, pay to such participant, his or her spouse or children in such a manner as the Committee deems proper.

     Effect of Dissolution and Related Transactions. Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation in which the stockholders of the Company receive the securities of another corporation), each Award shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to the Award would have been entitled. Upon a dissolution of the Company, a sale of all or substantially all of the Company's assets, a merger or consolidation in which the Company is not the surviving corporation, a merger or consolidation in which the Company is the surviving corporation but the stockholders of the Company receive securities of another corporation or other property, or the sale or disposition of all or substantially all of the Company's assets, the Committee, in its sole discretion, shall have the authority (a) to cancel each outstanding Award and pay to the participant, for each share of Common Stock subject to the cancelled Award, an amount in cash equal to the difference between the value of the securities or other property to be received by the holder of a share of Common Stock and the exercise price of the Award, or (b) to provide for the exchange of each outstanding Award with a substitute award of the same type with respect to the property for which such Award is exchanged, with such adjustments to the exercise price or number of shares or amount of property subject to the substitute award as the Committee deems appropriate.

     Duration of Amended Incentive Plan. If the Amended Incentive Plan is approved by stockholders at the Annual Meeting, the Amended Incentive Plan will expire by its terms on November 10, 2013, after which date no Award may be granted, except that the Amended Incentive Plan may be terminated at an earlier date by action of the Board of Directors. The expiration of the Amended
Incentive Plan, or its termination by the Board of Directors, will not affect any Award then outstanding.

     Amendment and Termination of Amended Incentive Plan. The Board of Directors shall have complete power and authority to amend the Amended Incentive Plan, provided, however, the Board of Directors may not, without the affirmative vote of the holders of a majority of the voting stock of the Company, make any amendment which would (a) abolish the Committee without designating such other committee, change the qualifications of its members, or withdraw the administration of the Amended Incentive Plan from its supervision, (b) increase the maximum number of shares for which Awards may be granted, (c) amend the formula for determination of the exercise price of Options, (d) extend the term of the Amended Incentive Plan or (e) amend the requirements as to the employees eligible to receive Awards. In addition, the Board of Directors shall not make any other amendment to the Amended Incentive Plan without stockholder approval to the extent necessary or desirable to comply with any applicable law, regulation or stock exchange rule. Without the written consent of the participant, except as provided in the Amended Incentive Plan, no termination or amendment of the Amended Incentive Plan shall adversely affect in any material way any Award previously granted.

     Financial Considerations. The Company will receive no monetary consideration for the granting of Awards under the Amended Incentive Plan. It will receive no monetary consideration other than the exercise price for shares of Common Stock issued to participants upon exercise of an Award that is an Option.

FEDERAL INCOME TAX CONSEQUENCES

     ISOs. An optionee recognizes no taxable income upon the grant of ISOs. If the optionee holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted, and for at least one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of the ISO is taxed as long-term capital gain. However, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the ISO will be treated by the optionee as current income in the year of exercise for purposes of the alternative minimum tax. If an optionee disposes of the shares before the expiration of either of the two special holding periods noted above, the disposition is a "disqualifying disposition." In this event, the optionee will be required, at the time of the disposition of the Common Stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the Common Stock at the date of exercise as ordinary income, and the excess, if any, as capital gain.

     The Company will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an ISO, regardless of whether or not the exercise of the ISO results in liability to the optionee for alternative minimum tax. However, if an optionee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to deduct an equivalent amount.

     NSOs. In the case of a NSO, an optionee will recognize ordinary income upon the exercise of the NSO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (or, if the optionee is subject to certain restrictions imposed by the federal securities laws, upon the lapse of those restrictions unless the optionee makes a special tax election within 30 days after the date of exercise to have the general rule apply). Upon a subsequent disposition of such shares, any amount received by the optionee in excess of the fair market value of the shares as of the exercise will be taxed as capital gain. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the optionee in connection with the exercise of a NSO.

     SARs. A participant recognizes no taxable income upon the grant of an SAR. Upon the exercise of the SAR, the participant will recognize ordinary income in an amount equal to excess of the fair market value of the shares received over the grant price of such shares under the SAR. The Company will be entitled to deduct for federal income tax purposes the same amount as the ordinary income recognized by the participant at the time of the exercise.

     Restricted Stock. Generally, except as described in the following paragraph, a participant recognizes no taxable income upon the grant or purchase of Restricted Stock that is subject to a "substantial risk of forfeiture," as defined in Section 83 of the Code, until such time as the Restricted Stock is no longer subject to the substantial risk of forfeiture. At that time, the participant will be taxed, at ordinary income rates, on the difference between the fair market value of the shares and the amount the participant paid, if any, for the Restricted Stock. The Company will be eligible for a tax deduction at the time the participant recognizes the income in an amount equal to the income recognized.

     A participant may elect, under Section 83(b) of the Code, to recognize taxable ordinary income at the time the Restricted Stock is awarded in an amount equal to the fair market value of the shares at the time of the grant, determined without regard to any forfeiture restrictions. If such an election is made, the Company will be entitled to a deduction at that time in the same amount. Future appreciation of the shares will be taxed at either the long-term or short-term capital gains rate when the shares are sold depending upon the length of time the participant held the shares. However, if, after making such an election, the shares are forfeited, the participant will be unable to claim a deduction.

     Unrestricted Stock. If the Unrestricted Stock award provides for the immediate transfer of shares to the participant, the participant will recognize ordinary income in an amount equal to the fair market value of the shares at the time of grant. If the Unrestricted Stock award provides for a deferred transfer of shares to the participant, the participant will recognize taxable ordinary income at the time the Unrestricted Stock is actually transferred to the participant. The Company will be entitled to a deduction at such time and in the same amount as the participant recognizes income.

     Deferred Compensation. For purposes of the federal income tax laws, it is intended that participants will not realize taxable income on any compensation that is deferred under the Amended Incentive Plan at the time such compensation is earned. When a participant receives any distributions from his or her Deferred Compensation Account, any cash and the fair market value of any shares of Common Stock distributed to the participant will be treated as ordinary income. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the participant in connection with a distribution from the participant's Deferred Compensation Account.

NEW PLAN BENEFITS

     The grant of an Award, the types of Awards and the number of shares of Common Stock subject to such Awards under the Amended Plan are subject to the discretion of the Committee; therefore, the benefits or amounts that will be received by any participant or group of participants in the Amended Incentive Plan, if approved, including directors and key employees, are not currently determinable. To date, only Options have been granted to participants.

     Similarly, because the grant of an Award, the types of Awards and the number of shares of Common Stock subject to such Awards under the Amended Plan are subject to the discretion of the Committee, the benefits or amounts that would have been received by any participant or group of participants in the Amended Incentive Plan, including directors and key employees, had the Amended Incentive Plan been in effect during the year ended June 30, 2003, are not currently determinable.

     The amount of benefits payable in the future as a result of deferred compensation under the Amended Incentive Plan, if approved, is not currently determinable because such benefits depend on the number of participants in the Amended Incentive Plan, the amount of compensation each participant elects to defer, and the fair market value of the Company's Common Stock as it changes over time.

EQUITY COMPENSATION PLANS

     The following table sets forth certain information as of June 30, 2003 with respect to the Company's equity compensation plans under which equity securities of the Company are authorized for issuance:

                                                (a)                             (b)                            (c)
                                                                                                   NUMBER OF SECURITIES REMAINING
                                                                                                   AVAILABLE FOR FUTURE ISSUANCE
                                  NUMBER OF SECURITIES TO BE ISSUED   WEIGHTED-AVERAGE EXERCISE      UNDER EQUITY COMPENSATION
                                    UPON EXERCISE OF OUTSTANDING        PRICE OF OUTSTANDING        PLANS (EXCLUDING SECURITIES
PLAN CATEGORY                       OPTIONS, WARRANTS AND RIGHTS    OPTIONS, WARRANTS AND RIGHTS      REFLECTED IN COLUMN (a))
-------------                     --------------------------------- ----------------------------   ------------------------------

Equity compensation plans                     116,376                        $13.125                        29,099
  approved by security holders

Equity compensation plans not                    --                            --                             --
  approved by security holders

       Total                                  116,376                        $13.125                        29,099

RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors has determined that the Amended Incentive Plan is desirable, cost effective, and produces incentives which will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the Amended Incentive Plan, in order to satisfy the requirements of the Code for favorable tax treatment of ISOs, to comply with Nasdaq requirements and to exempt certain option transactions from the short-swing trading rules of the Securities and Exchange Commission ("SEC").

     Stockholder approval of the Incentive Plan requires the affirmative vote of the holders of a majority of the votes cast by stockholders of the Company at the Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDED INCENTIVE PLAN.


--------------------------------------------------------------------------------
                              INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     Grimsley, White & Company, which was the Company's independent auditors for the 2003 fiscal year, has been retained by the Board of Directors to be the Company's auditors for the 2004 fiscal year. A representative of Grimsley, White & Company is expected to be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he so desires.

     For the years  ended  June 30,  2003 and 2002,  the  Company  was billed by
Grimsley,   White  &  Company  for  fees   aggregating   $61,831  and   $56,475,
respectively. Such fees comprised of the following:

AUDIT FEES

     During the fiscal years ended June 30, 2003 and 2002, the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed during the fiscal year ended June 30, 2003 and 2002 were $55,036 and $51,893, respectively, which were paid to Grimsley, White & Company.

AUDIT-RELATED FEES

     There were no fees billed for audit-related services for the fiscal year ended June 30, 2003 or 2002.

TAX FEES

     The aggregate fees billed for tax services for the fiscal year ended June 30, 2003 and 2002 were $6,795 and $4,580, respectively. For both years, such fees were for tax return preparation.

ALL OTHER FEES

     No other fees were billed for services other than as set forth above for the fiscal years ended June 30, 2003 and 2002.


--------------------------------------------------------------------------------
                          REPORT OF THE AUDIT COMMITTEE
--------------------------------------------------------------------------------

     The Audit Committee of the Board of Directors (the "Audit Committee") has:

     1. Reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2003 with the management of the Company.

     2. Discussed with the Company's independent auditors the matters required to be discussed by Statement of Accounting Standards No. 61, as the same was in effect on the date of the Company's financial statements; and

     3. Received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as the same was in effect on the date of the Company's financial statements, and discussed with the independent accountants the independent accountants' independence.

     Based on the foregoing materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2003 be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2003.

                                           Members of the Audit Committee

                                           Richard A. Young, Chairman
                                           Philip W. Harsh
                                           Timothy R. Glenn

-------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
-------------------------------------------------------------------------------

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than 10% of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based solely on the Company's review of such reports which the Company received during the last fiscal year, or written representations from such persons that no annual report of change in beneficial ownership was required, the Company believes that, during the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements, except that Director Harsh filed one late Form 4 reporting one transaction.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's 2003 Annual Report to Stockholders, including financial statements, accompanies this Proxy Statement, which has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.


--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     Under the Company's Articles of Incorporation, stockholder proposals must be submitted in writing to the Secretary of the Company at the address stated later in this paragraph no less than 30 days nor more than 60 days prior to the date of such meeting; provided, however, that if less than 40 days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's Secretary no later than October 20, 2003. In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 7360 West US Highway 50, Salida, Colorado 81201 no later than June 10, 2004. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

--------------------------------------------------------------------------------
                          ANNUAL REPORT ON FORM 10-KSB
--------------------------------------------------------------------------------

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 2003 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, HIGH COUNTRY BANCORP, INC., 7360 WEST US HIGHWAY 50, SALIDA, COLORADO 81201.

                               BY ORDER OF THE BOARD OF DIRECTORS

                               /s/ Richard A. Young

                               RICHARD A. YOUNG
                               SECRETARY
Salida, Colorado
October 10, 2003

                                                                       EXHIBIT A
                           HIGH COUNTRY BANCORP, INC.
                              2003 INCENTIVE EQUITY
                                       AND
                           DEFERRED COMPENSATION PLAN


                                    ARTICLE 1
                                     PURPOSE

     1.1  GENERAL. This High Country Bancorp, Inc.  2003  Incentive  Equity  and
          --------
Deferred Compensation Plan (the "Plan") is an amendment and restatement of the High Country Bancorp, Inc. 1998 Stock Option and Incentive Plan. The purpose of the Plan is to promote the success and enhance the value of High Country Bancorp, Inc. (the "Company") by linking the personal interests of the members of the Board and the Company's employees, officers and executives to those of Company shareholders and by providing such individuals with an incentive for outstanding performance in order to generate superior returns to shareholders of the Company. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, employees, officers, and executives of the Company upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. For purposes of this Plan, "Company" shall be deemed to include subsidiaries of High Country Bancorp, Inc., unless the context requires otherwise.


                                   ARTICLE 2
                             EFFECTIVE DATE AND TERM

     2.1 EFFECTIVE  DATE. The Plan was  originally  effective as of December 15,
         ----------------
1998. The Plan, as hereby amended and restated, will be effective as of the date it is approved by the shareholders of the Company (the "Effective Date"). No Awards which could not have been granted under the prior version of the Plan shall be made prior to shareholder approval of this amended and restated version of the Plan.

     2.2 TERM.  Unless sooner  terminated by the Board, the Plan shall terminate
         -----
on the tenth (10th) anniversary of the Effective Date, and no Awards may be granted under the Plan thereafter. The termination of the Plan shall not affect any Award that is outstanding on the termination date, without the consent of the Participant.


                                   ARTICLE 3
                          DEFINITIONS AND CONSTRUCTION

     3.1  DEFINITIONS.  When a word or  phrase  appears  in this  Plan  with the
          ------------
initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Sections 1.1 or 2.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

     (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Unrestricted Stock Award, or Performance-Based Award granted to a Participant under the Plan.

     (b) "Award Agreement" means a writing, in such form as the Committee in its discretion shall prescribe, evidencing an Award.

     (c) "Bank" means High Country Bank.

     (d) "Board" means the Board of Directors of the Company.

     (e) "Cause" means, in the good faith determination of the Board, the Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. No act, or failure to act, on the Participant's part shall be considered "willful" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company.

     (f) "Change in Control" means:

          (1) the acquisition by a person or persons acting in concert of the power to vote twenty-five percent (25%) or more of a class of the Company's voting securities;

          (2) the acquisition by a person of the power to direct the Bank's or Company's management or policies, if the Board of Directors or the OTS has made a determination that such acquisition constitutes or will constitute an acquisition of control of the Bank or the Company for the purposes of the Savings & Loan Holding Company Act or the Change in Bank Control Act and the regulations thereunder;

          (3) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the members of the Board cease, for any reason, to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds (2/3) of the directors then in office who were directors in office at the beginning of the period; provided, however, that for purposes of this clause (3), each director who is first elected to the Board (or first nominated by the Board for election by the shareholders) with the approval of at least two-thirds (2/3) of the directors who were directors at the beginning of the period shall be deemed to be a director at the beginning of the two-year period;

          (4) the Company shall have merged into or consolidated with another corporation, or merged another corporation into the Company, on a basis whereby less than fifty percent (50%) of the total voting power of the surviving corporation is represented by shares held by persons who were shareholders of the Company immediately before the merger or consolidation; or

          (5) the Company shall have sold to another person (i) substantially all of the Company's assets or (ii) the Bank.

The term "person" refers to an individual, corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or other entity.

     (g) "Code" means the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

     (h) "Committee" means the committee of the Board described in Article 4.

     (i) "Covered Employee" means an Employee who is a "covered employee" within the meaning of Section 162(m) of the Code.

     (j)  "Deferred   Compensation   Account"  means  the  bookkeeping   account
established for each Participant pursuant to Section 12.2 of this Plan.

     (k) "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

     (l) "Distribution Event" means an event as a result of which a Participant is entitled to receive the balance of his or her Deferred Compensation Account pursuant to Section 12.3 of this Plan, namely (i) with respect to a Participant who is an employee of the Company and the portion of his or her Deferred Compensation Account attributable to an Award or other compensation earned as an employee, the date the Participant terminates his or her employment with the Company, and (ii) with respect a Participant who is a member

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

of the Board and the portion of his or her Deferred Compensation Account attributable to an Award or other compensation earned as a member of the Board, the earlier of (A) the date the Participant terminates his or her service as a member of the Board, or (B) the Participant's attainment of the age specified (not younger than age 55) in an election form filed by the Participant with the Committee at such time as he or she first becomes eligible to defer compensation pursuant to Article 12 of this Plan.

     (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

     (n) "Fair Market Value" means, as of any given date, the fair market value of Stock on a particular date determined in accordance with the requirements of
Section 422 of the Code.

     (o) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

     (p) "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor definition adopted by the Board.

     (q) "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

     (r) "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

     (s) "Participant" means a person who, as a member of the Board, an employee, officer, or executive of the Company, has been granted an Award under the Plan, or who has been designated as eligible to make an election to defer compensation under this Plan.

     (t) "Performance-Based Awards" means Stock Awards granted to selected Covered Employees pursuant to Article 9, but which are subject to the terms and conditions set forth in Article 10. All Performance-Based Awards are intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

     (u) "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals may include, but shall not be limited to, one or more of the following: pre- or after-tax net earnings, sales growth, operating earnings, operating cash flow, working capital, return on net assets, return on stockholders' equity, return on assets, return on capital, Stock price growth, stockholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by
Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

     (v) "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the


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

Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

     (w) "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

     (x) "Plan" means the High Country Bancorp, Inc. 2003 Incentive Equity and Deferred Compensation Plan as set forth herein.

     (y)  "Restricted  Stock Award" means Stock granted to a  Participant  under
Article 9 that is subject to certain restrictions and to risk of forfeiture.

     (z) "Stock" means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 13.

     (aa) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

     (bb) "Stock Award" means a Restricted Stock Award or an Unrestricted Stock Award.

     (cc) "Unrestricted  Stock Award" means Stock granted to a Participant under
Article 9 that is not subject to restrictions or a risk of forfeiture.


                                   ARTICLE 4
                                 ADMINISTRATION

     4.1 COMMITTEE.  The Plan shall be administered by a Committee appointed by,
         ----------
and which serves at the discretion of, the Board. The Committee shall consist of at least two individuals, each of whom qualifies as a Non-Employee Director. To the extent necessary or desirable each member of the Committee shall also qualify as an "outside director" under Code Section 162(m) and the regulations issued thereunder. The members of the Committee shall meet such additional criteria as may be necessary or desirable to comply with regulatory or stock exchange rules or exemptions. The Company will pay all reasonable expenses of the Committee.

     4.2  AUTHORITY OF  COMMITTEE.  Subject to any specific  designation  in the
          ------------------------
Plan, the Committee has the exclusive power, authority and discretion to:

     (a) Designate Participants to receive Awards;

     (b) Determine the type or types of Awards to be granted to each Participant;

     (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

     (d) Determine the terms and conditions of any Award granted under the Plan including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

     (e) Amend, modify, or terminate any outstanding Award, with the Participant's consent unless the Committee has the authority to amend, modify, or terminate an Award without the Participant's consent under any other provision of the Plan.

     (f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

     (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

     (h) Decide all other matters that must be determined in connection with an Award;

     (i) Establish, adopt, revise, amend or rescind any guidelines, rules and regulations as it may deem necessary or advisable to administer the Plan; and

     (j) Interpret the terms of, and rule on any matter arising under, the Plan or any Award Agreement;

     (k) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan, including but not limited to, the determination of whether and to what extent any Performance Goals have been achieved; and

     (l) Retain counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties under the Plan.

     4.3 DECISIONS  BINDING.  The  Committee's  interpretation  of the Plan, any
         -------------------
Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties and any other persons claiming an interest in any Award or under the Plan.


                                   ARTICLE 5
                           SHARES SUBJECT TO THE PLAN

     5.1 NUMBER OF SHARES.  Subject to adjustment  provided in Section 13.1, the
         -----------------
aggregate number of shares of Stock reserved and available for grant under the Plan shall be one hundred ninety thousand four hundred seventy-five (190,475).

     5.2 LAPSED AWARDS.  To the extent that an Award  terminates,  is cancelled,
         --------------
expires, lapses or is forfeited for any reason, including, but not limited to, the failure to achieve any Performance Goals, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan; however, shares subject to an Award granted prior to the Effective Date may not again be available for the grant of an Award after December 15, 2008.

     5.3 STOCK  DISTRIBUTED.  Any  Stock  distributed  pursuant  to an Award may
         -------------------
consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     5.4 LIMITATION ON NUMBER OF SHARES SUBJECT TO AWARDS.  Notwithstanding  any
         -------------------------------------------------
provision in the Plan to the contrary, and subject to the adjustment in Section 13.1, the maximum number of shares of Stock with respect to Options and Stock Appreciation Rights that may be granted to any one Participant during the Company's fiscal year shall be fifteen thousand (15,000).


                                   ARTICLE 6
                          ELIGIBILITY AND PARTICIPATION

     6.1  ELIGIBILITY.  Persons eligible to participate in this Plan include all
          ------------
members of the Board and any key executive of the Company (which term shall be deemed to include among others, the president, any vice president, secretary, treasurer or any manager in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function, or any other person who performs similar policy making functions for the Company or any of its subsidiaries) and who on the date of any Award is in the employ of the Company or one of its then subsidiary corporations, as defined in Section 424 of the Code.

     6.2  ACTUAL  PARTICIPATION.  Subject  to the  provisions  of the Plan,  the
          ----------------------
Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award under this Plan.


                                   ARTICLE 7
                                 STOCK OPTIONS

     7.1 GENERAL.  The Committee is authorized to grant Options to  Participants
         --------
on the following terms and conditions:

     (a) EXERCISE PRICE. The exercise price per share of Stock under an Option shall be the Fair Market Value as of the date of grant.

     (b) TIME AND CONDITIONS OF EXERCISE. Except as provided herein, the Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. An Option will lapse immediately if a Participant's employment or Board service is terminated for Cause.

          (1) The Option of any Participant whose employment or Board service is terminated for any reason, other than for death, Disability or Cause shall be exercisable to the extent provided therein, through the earlier of the date which is three months after termination of employment or the date that such Option expires in accordance with its terms, and shall expire thereafter.

          (2) In the event of the death of a Participant while an employee or member of the Board of the Company or within three months after the termination of employment or Board service of the Participant for other than Cause, or in the event of the termination of employment or Board service by a Participant for Disability, the Option may be exercised as follows:

               (A) In the event of the death of a Participant during employment or Board service or the death of the Participant within three months after the termination of employment or Board service for other than Cause, each Option granted to such Participant shall be exercisable to the extent provided therein but not later than one year after his or her death (but not beyond the stated duration of the Option). Any such exercise shall be made only by or to the executor or administrator of the estate of the deceased Participant or person or persons to whom the deceased Participant's rights under the Option shall pass by will or the laws of descent and distribution and to the extent, if any, that the deceased Participant was entitled at the date of his or her death.

               (B) In the case of a Participant whose employment or Board service is terminated on account of Disability, the Option shall be exercisable or payable to the extent provided therein on the earlier of one year after termination of employment or Board service or the date that such Option expires in accordance with its terms. During such period, the Option may be exercised by the Participant with respect to the same number of shares, in the same manner and to the same extent as if the Participant had continued employment or Board service during such period.

          (3) Each Option granted under the Plan shall, by its terms, not be transferable otherwise than by will or the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Options may transfer such Options (but not Incentive Stock Options) to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Options pursuant to this Section 7.1(b)(3). Options which are transferred pursuant to this Section 7.1(b)(3) shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

     (c) PAYMENT. An Option shall be exercised by giving a written notice to the President of the Company stating the number of shares of Stock with respect to which the Option is being exercised and containing such other information as the President may request and by tendering payment therefore with a cashier's check, certified check, or with existing holdings of Common Stock held for more than six months.

     (d) EVIDENCE OF GRANT. All Options shall be evidenced by an Award Agreement. The Award Agreement shall include such additional provisions as may be specified by the Committee.

     7.2 INCENTIVE STOCK OPTIONS.  Incentive Stock Options shall be granted only
         ------------------------
to employees and the terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

     (a) EXERCISE PRICE. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant.

     (b) EXERCISE. In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

     (c) LAPSE OF OPTION. An Incentive Stock Option shall lapse under the following circumstances.

          (1) The Incentive Stock Option shall lapse ten years from the date it is granted, unless an earlier time is set in the Award Agreement.

          (2) The Incentive Stock Option shall lapse upon termination of employment for Cause or for any other reason, other than the Participant's death or Disability, unless otherwise provided in the Award Agreement.

          (3) If the Participant terminates employment on account of Disability or death before the Option lapses pursuant to paragraph (1) or (2) above, the Incentive Stock Option shall lapse, unless it was previously exercised, on the earlier of (i) the date on which the Option would have lapsed had the Participant not become Disabled or lived and had his employment status (i.e., whether the Participant was employed by the Company on the date of his Disability or death or had previously terminated employment) remained unchanged; or (ii) 12 months after the date of the Participant's termination of employment on account of Disability or death.

     (d) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by
Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

     (e) TEN PERCENT OWNERS. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

     (f) RIGHT TO EXERCISE. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.


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

                                   ARTICLE 8
                            STOCK APPRECIATION RIGHTS

     8.1  GRANT  OF  SARS.   The  Committee  is  authorized  to  grant  SARs  to
          ----------------
Participants on the following terms and conditions:

     (a) RIGHT TO PAYMENT. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

          (1) The Fair Market Value of a share of Stock on the date of exercise; over

          (2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of a share of Stock on the date of grant in the case of any SAR related to any Incentive Stock Option.

     (b) OTHER TERMS. All such Awards shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.


                                   ARTICLE 9
                                 STOCK AWARDS

     9.1 GRANT OF STOCK. The Committee is authorized to grant Unrestricted Stock
         ---------------
Awards and Restricted Stock Awards to Participants in such amounts and subject to such terms and conditions as determined by the Committee. All such Awards shall be evidenced by an Award Agreement.

     9.2 ISSUANCE AND RESTRICTIONS.  An Unrestricted Stock Award may provide for
         --------------------------
a transfer of shares of Stock to a Participant at the time the Award is granted, or it may provide for a deferred transfer of shares of Stock subject to conditions prescribed by the Committee. Restricted Stock Awards shall be subject to such restrictions on transferability and risks of forfeiture as the Committee may impose. These restrictions and risks may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

     9.3 FORFEITURE. Except as otherwise determined by the Committee at the time
         -----------
of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Stock subject to a Restricted Stock Award that is at that time subject to restrictions shall be forfeited, provided, however, that the Committee may provide in any Restricted Stock Award that restrictions or forfeiture conditions relating to the Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the Stock.

     9.4  CERTIFICATES  FOR RESTRICTED  STOCK.  Restricted  Stock Awards granted
          ------------------------------------
under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Stock subject to Restricted Stock Awards are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.


                                   ARTICLE 10
                            PERFORMANCE-BASED AWARDS

     10.1  PURPOSE.  The purpose of this Article 10 is to provide the  Committee
           --------
the ability to qualify the Awards under Article 9 as "performance-based compensation" under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 10 shall control over any contrary provision contained in Article 10.

     10.2  APPLICABILITY.  This  Article 10 shall  apply  only to those  Covered
           --------------
Employees selected by the Committee to receive Performance-Based Awards. The Committee may, in its discretion, grant Stock Awards to Covered Employees that do not satisfy the requirements of this Article 10. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

     10.3  DISCRETION  OF COMMITTEE  WITH RESPECT TO  PERFORMANCE  AWARDS.  With
           ---------------------------------------------------------------
regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type of Performance-Based Awards to be issued, the kind and/or level of the Performance Goal, and whether the Performance Goal is to apply to the Company or any division or business unit thereof.

     10.4 PAYMENT OF PERFORMANCE-BASED  AWARDS. Unless otherwise provided in the
          -------------------------------------
relevant Award Agreement, a Participant must be employed by the Company on the last day of the Performance Period to be eligible for a Performance-Based Award for such Performance Period. In determining the actual size of an individual Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

     10.5 SHAREHOLDER APPROVAL.  The Board shall disclose to the shareholders of
          ---------------------
the Company the material terms of any Performance - Based Award, and shall seek approval of the shareholders of the Performance - Based Award before any Stock is transferred to a Participant, or before any restrictions with respect to same lapse, pursuant to such Award. The Committee shall certify that the Performance Goals with respect to any Performance - Based Award have been achieved before any Stock is transferred to a Participant, or before any restrictions with respect to same lapse. Such disclosure, approval and certification shall be effected in accordance with the requirements of Section 162(m)(4)(C) of the Code.


                                   ARTICLE 11
                         PROVISIONS APPLICABLE TO AWARDS

     11.1  STAND-ALONE AND TANDEM AWARDS.  Awards granted under the Plan may, in
           ------------------------------
the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted under the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     11.2 EXCHANGE  PROVISIONS.  The Committee may at any time offer to exchange
          ---------------------
or buy out any previously granted Award for a payment in cash, Stock, or another Award, based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

     11.3  TERM OF  AWARD.  The term of each  Award  shall be for the  period as
           ---------------
determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant.

     11.4 LIMITS ON TRANSFER. No right or interest of a Participant in any Award
          -------------------
may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company. No Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution, except that the Committee, in its discretion, may permit a Participant to make a gratuitous transfer of an Award that is not an Incentive Stock Option to his or her spouse, lineal descendants, lineal ascendants, or a duly established trust for the benefit of one or more of these individuals.

     11.5 BENEFICIARIES. Notwithstanding Section 11.4, a Participant may, in the
          --------------
manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award applicable to the Participant, except to the extent the Plan and Award otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

     11.6 STOCK CERTIFICATES.  Notwithstanding  anything herein to the contrary,
          -------------------
the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Awards, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

     11.7 LOAN AGREEMENTS. Each Award shall be subject to the condition that the
          ----------------
Company shall not be obligated to issue or transfer any Stock or cash to the holder of the Award, upon the exercise or vesting thereof, if at any time the Committee or the Board shall determine that the issuance or transfer of such Stock or cash would be in violation of any covenant in any of the Company's loan agreements or other contracts.

                                   ARTICLE 12
                            DEFERRAL OF COMPENSATION

     12.1 RIGHT TO DEFER COMPENSATION.
          ----------------------------

     (a) TYPES OF DEFERRALS. Any Participant designated by the Board or by the Committee may elect to defer (i) all or any portion of the Participant's salary,
(ii) any percentage of a fiscal year bonus determined by the Board or other duly constituted authority or delegate to be paid to such Participant, or (iii) all or any portion of the Participant's director's fees. Such election shall remain in force for all future years until modified or revoked. In addition, the Committee, in its discretion, may permit a Participant to elect to defer his or her receipt of the payment of cash or the delivery of shares of Stock that would otherwise be due to such Participant pursuant to an Award. Any election under this Section 12.1 shall be made by written notice delivered to the Board or Committee, specifying the amount (or percentage) of salary and/or bonus and/or directors' fees and/or the award to be deferred.

     (b) TIMING OF ELECTIONS. A Participant may, at any time within 30 days of first becoming eligible to participate in this Plan, make an election to defer salary or director's fees earned after such election. Any increase or decrease in future deferrals of salary or director's fees earned during a calendar year must be made prior to such calendar year. A Participant may make an initial election to defer a bonus for a fiscal year, or may elect to increase or decrease the amount of a fiscal year bonus to be deferred, if such election is made prior to such fiscal year. A Participant may make an election to defer the receipt of cash or shares of Stock otherwise payable or transferable to the Participant pursuant to an Award in accordance with the terms of such Award.

     12.2 DEFERRED COMPENSATION ACCOUNTS.
          -------------------------------

     (a) ESTABLISHMENT OF ACCOUNTS. A Deferred Compensation Account in the name of each Participant who has elected to defer compensation under the Plan shall be established and maintained as a special ledger account on the books of the Company. On the last day of each calendar month in which salary or director's fees deferred under this Plan would have become payable to a Participant (in the absence of an election to defer payment thereof), the amount of such deferred salary or director's fees shall be credited to the Participant's

Deferred Compensation Account. On the last day of the month in which the bonuses deferred under this Plan would have become payable to a Participant in the absence of an election to defer payment thereof, the amount of such deferred bonus shall be credited to the Participant's Deferred Compensation Account. On the last day of the month in which an Award would have otherwise become payable or transferable to a Participant in the absence of an election to defer receipt thereof, the amount of such deferred Award shall be credited to the Participant's Deferred Compensation Account.

     (b) DEEMED INVESTMENT OF ACCOUNT BALANCE.

          (i) Except as otherwise provided by the terms of an Award, the Participant shall, at the time of making a deferred compensation election under this Plan, make an election directing the Company to credit to the Deferred Compensation Account in that calendar year based upon the options made available by the Board or designated Committee which options may include either cash, Stock, or a combination of cash and Stock equal in value to the amount of the current year's salary or bonus deferred under the Plan. In addition to cash or Stock, the Board or the Committee may offer to the Participant such deemed investment options as it shall decide are appropriate. Such investment options may include deemed investments in individual stocks or bonds, mutual funds, and such other investment options as the Board or Committee may choose. The Board or Committee shall not be required to offer the same deemed investment options to each Participant but may restrict certain investment options to designated Participants. In the absence of a contrary election by a Participant, the amount credited to a Deferred Compensation Account shall be credited as cash.

          (ii) If the Participant directs that any amount credited to the Deferred Compensation account be credited in the form of Stock, the Board shall credit to the Deferred Compensation Account sufficient shares of Stock equal in value to the Deferred Compensation Account balance, or such lesser amount as the Participant shall direct. The value of such Stock shall be determined in accordance with a valuation methodology approved by the Board or by the Committee. Except as provided in Section 12.6, such Stock credited to the Deferred Compensation Account shall merely constitute a bookkeeping entry of the Company, and (except as provided herein) the Participant shall have no voting, dividend, or other legal or economic rights with respect to such Stock. At the end of each fiscal quarter, an amount equivalent to all dividends which would otherwise have been payable with respect to such Stock shall be credited to the Deferred Compensation Account as additional Stock. The amount of the Participant's Deferred Compensation Account that is credited as cash shall accrue interest at a rate no less than the prime rate charged the Company by its principal bank and shall not exceed the highest rate paid on Individual Retirement Accounts ("IRAs") by the Bank plus two percent (2%). Such interest with respect to a Deferred Compensation Account shall be credited to such account quarterly, based on the weighted average daily prime rate or the IRA rate for the three (3) month period ending on the last day of the quarter.

          (iii) The Participant shall elect the portion of their deferral to be allocated to Stock or cash or such other option as made available by the Board at the time of making such election to defer compensation. Such allocation may not be amended with respect to such deferral. Any allocation to Stock shall be paid in the form of Stock. No Participant will be granted the right to take payment of the Stock in cash rather than in shares.

          (iv) If, at any time, the deferral of a Participant is allocated to Stock, and such Participant shall be deemed to have violated the short-swing profit rules of Section 16(b) of the Exchange Act through such allocation, the allocation to Stock shall be void and such allocation shall default to cash.

     12.3 PAYMENT OF DEFERRED COMPENSATION.
          ---------------------------------

     (a) IN GENERAL. Amounts credited to a Participant's Deferred Compensation Account shall be payable upon the Participant's Distribution Event. The Participant shall determine the method of distributing the amounts in the Deferred Compensation Account at the time the first election to participate in the Plan is made, which shall be either a single distribution or a series of up to ten (10) consecutive, substantially equal annual installments paid to such Participant or his or her beneficiary, as the case may be, on or before January 15 of each year, commencing in the year following the Distribution Event. If no such election is made, the method of distribution shall be determined solely by the Board. If the Participant has elected to receive installment distributions, and less than the full value of the Participant's Deferred Compensation Account balance has been distributed as of the date of his or her death, the balance shall be paid to the Participant's beneficiary in accordance with the same method in effect at the Participant's death, except that the beneficiary may elect, with the consent of the Committee, to receive the balance of the Deferred Compensation Account in a single lump sum. For purposes of this
Article 12, a Participant's "beneficiary" shall mean the person or persons designated by the Participant pursuant to Section 11.5 of this Plan, or, in the absence of such designation or if no such person survives the Participant, the Participant's estate. If any portion of the Participant's Deferred Compensation Account is credited with Stock, then distributions from that portion of the Deferred Compensation Account shall be made directly in the form of Stock. Undistributed amounts shall continue to earn interest or accrue dividends, as the case may be.

     (b) MODIFICATION OF PAYMENT TERMS. A Participant may change a Distribution Election at any time at least sixty (60) days prior to a Distribution Event. If a Participant electing to participate in the Plan ceases to be an employee of the Company or a member of the Board, prior to full payment of the entire amount in the Deferred Compensation Account, shall, after reasonable warning from the Board, persist in an affiliation with any business that is a principal competitor with a significant portion of the business conducted by the Company, the entire balance of such Deferred Compensation Account may, if directed by the Board in its sole discretion, be paid immediately to such Participant in a lump sum. In the event a Participant dies prior to receiving payment of the entire amount in the Deferred Compensation Account, the unpaid balance shall be paid to such beneficiary as may have been designated by the Participant in writing to the Company as the person, firm or trust to receive any post-death distribution under this Plan, or, in the absence of such written designation, to the legal representative or any person, firm or organization designated in the Participant's last will to receive such distributions.

     (c) CHANGE IN CONTROL. In the event of a Change in Control, a Participant shall be permitted to elect to receive a distribution of all or a portion of his or her Deferred Compensation Account, provided that any such election hereunder must be made within the period commencing thirty days prior to such Change in Control and ending on the date of such Change in Control. Any distribution pursuant to this Section 12.3(c) shall be made (i) in the form of cash and/or Stock as his or her Deferred Compensation Account is allocated and (ii) within seven (7) days subsequent to the Change in Control.

     (d) HARDSHIP DISTRIBUTION IN THE CASE OF FINANCIAL EMERGENCY. Prior to the time a Deferred Compensation Account of a Participant would otherwise become payable, the Committee, in its sole discretion, may elect to distribute all or a portion of the Deferred Compensation Account in the event such Participant requests a distribution by reason of severe financial hardship. For purposes of this Plan, severe financial hardship shall be deemed to exist in the event the Committee determines that a Participant needs a distribution to meet immediate and heavy financial needs resulting from a sudden or unexpected illness or accident of the Participant, or a member of his or her family, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. A distribution based on financial hardship shall not exceed the amount required to meet the immediate financial need created by the hardship. In the event the Participant is a member of the Committee making such determination, the Participant shall not participate in the decision by the Committee.

     12.4 TRUST PROVISIONS.
          -----------------

     (a) ESTABLISHMENT OF TRUST. The Company may in its sole discretion establish one or more trusts to provide a source of payment for its obligations under the Plan and such trust shall be permitted to hold cash, Stock, or other assets to the extent of the Company's obligations hereunder. The Company may, but is not required to, utilize a single trust with respect to its obligations to Participants who are members of the Board and Participants who are not members of the Board.

     (b) CLAIMS OF THE COMPANY'S CREDITORS. All assets held by any trust created hereunder and all distributions to be made by any trustee pursuant to this Plan and any trust agreement shall be subject to the claims of general creditors of the Company, including judgment creditors and bankruptcy creditors. The rights of a Participant or his or her beneficiaries in or to any assets of the trust shall be no greater than the rights of an unsecured creditor of the Company.

     (c) NOTIFICATION OF INSOLVENCY. In the event the Company becomes insolvent, the Chief Executive Officer and Chairman of the Board of the Company shall immediately notify the trustees of all trusts created hereunder of that fact. The trustees shall make no distributions to any Participant or any beneficiary from any assets held in trust pursuant to the Plan after such notification is received or at any time after the trustee has actual knowledge that the Company is insolvent. Under any such circumstance, the trustee shall dispose of property held in trust pursuant to the Plan only as a court of competent jurisdiction may direct. For purposes of this Plan, the Company shall be deemed "insolvent" by the trustee if the Company is subject to a pending voluntary or involuntary proceeding as a debtor under the United States Bankruptcy Code, as the same may be amended from time to time, whether or not the Company has provided the trustee with the notification required by this
Section 12.4(c), or if the trustee has been notified pursuant to this Section 12.4(c) that the Company is insolvent.

     12.5 NON-ASSIGNMENT.  No right or interest of any Participant or any person
          ---------------
claiming through or under such Participant in the Participant's Deferred Compensation Account shall be assignable or transferable in any manner or be subject to alienation, anticipation, sale, pledge, encumbrance or other legal process (including execution, levy, garnishment, attachment, bankruptcy, or otherwise) or in any manner be subject to the debts or liabilities of such Participant. If any Participant or any such person shall attempt to or shall transfer, assign, alienate, anticipate, sell, pledge or otherwise encumber his or her benefits hereunder or any part thereof, or if by reason of his or her bankruptcy or other event happening at any time such benefits would devolve upon anyone else or would not be enjoyed by him or her, then the Committee, in its discretion, may terminate his or her interest in any such benefit to the extent the Committee considers necessary or advisable to prevent or limit the effects of such occurrence. Termination shall be effected by filing a written declaration of termination with the Committee's records and making reasonable efforts to deliver a copy to such Participant or any such other person or his or her legal representative. As long as any Participant is alive, any amounts affected by the termination shall be retained by the Company or the trustee of any trust established pursuant to Section 12.4 of this Plan and, in the Committee's sole and absolute discretion, may be paid to or expended for the benefit of such Participant, his or her spouse, his or her children, or any other person or persons in fact dependent upon him or her in such a manner as the Committee shall deem proper.

                                   ARTICLE 13
                          CHANGES IN CAPITAL STRUCTURE

     13.1 GENERAL.
          --------

     (a) SHARES AVAILABLE FOR GRANT. In the event of any change in the number of shares of Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Stock with respect to which the Committee may grant Awards shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Stock with respect to which Awards may be granted as the Committee may deem appropriate.

     (b) OUTSTANDING AWARDS - INCREASE OR DECREASE IN ISSUED SHARES WITHOUT CONSIDERATION. Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares of Stock or the payment of a stock dividend (but only on the shares of Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall proportionally adjust the number of shares of Stock subject to each outstanding Award and the exercise price per share of Stock of each such Award.

     (c) OUTSTANDING AWARDS - CERTAIN MERGERS. Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

     (d) OUTSTANDING AWARDS - CERTAIN OTHER TRANSACTIONS. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

          (1) cancel, effective immediately prior to the occurrence of such event, each Award outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Award was granted an amount in cash, for each share of Stock subject to such Award, respectively, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Stock as a result of such event over (B) the exercise of such Award; or

          (2) provide for the exchange of each Award outstanding immediately prior to such event (whether or not then exercisable) for an option, a stock appreciation right, restricted stock award, performance share award or performance-based award with respect to, as appropriate, some or all of the property for which such Award is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price or value of the option, stock appreciate right, restricted stock award, performance share award or performance-based award or the number of shares or amount of property subject to the option, stock appreciation right, restricted stock award, performance share award or performance-based award or, if appropriate, provide for a cash payment to the Participant to whom such Award was granted in partial consideration for the exchange of the Award, or any combination thereof.

     (e) OUTSTANDING AWARDS - OTHER CHANGES. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in the per share exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

     (f) NO OTHER RIGHTS. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the exercise price of any Award.


                                   ARTICLE 14
                    AMENDMENT, MODIFICATION, AND TERMINATION

     14.1 AMENDMENT, MODIFICATION, AND TERMINATION. At any time and from time to
          -----------------------------------------
time, the Board may terminate, amend or modify the Plan; provided, however, that the Board shall not, without the affirmative vote of the holder of a majority of the voting stock of the Company, make any amendment which would (i) abolish the Committee without designating such other committee, change the qualifications of its members, or withdraw the administration of the Plan from its supervision,
(ii) increase the maximum number of shares of Stock for which Awards may be granted under the Plan, (iii) amend the formula for determination of the exercise price Options, (iv) extend the term of the Plan, and (v) amend the requirements as to the employees eligible to receive Awards; and further provided that no other amendment shall be made without shareholder approval to the extent necessary or desirable to comply with any applicable law, regulations or stock exchange rule.

     14.2 AWARDS PREVIOUSLY  GRANTED.  Except as otherwise provided in the Plan,
          ---------------------------
including without limitation, the provisions of Article 13, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.

                                   ARTICLE 15
                               GENERAL PROVISIONS

     15.1 NO RIGHTS TO AWARDS. No Participant,  employee,  or other person shall
          --------------------
have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

     15.2 NO  STOCKHOLDERS  RIGHTS.  No Award gives the  Participant  any of the
          -------------------------
rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

     15.3  WITHHOLDING.  The Company  shall have the  authority and the right to
           ------------
deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan. A Participant may elect to have the Company withhold from those Stock that would otherwise be received upon the exercise of any Option, a number of shares having a Fair Market Value equal to the minimum statutory amount necessary to satisfy the Company's applicable federal, state, local and foreign income and employment tax withholding obligations.

     15.4 NO RIGHT TO EMPLOYMENT  OR SERVICES.  Nothing in the Plan or any Award
          ------------------------------------
Agreement shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ of the Company.

     15.5  INDEMNIFICATION.  To the extent  allowable under applicable law, each
           ----------------
member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     15.6 FRACTIONAL  SHARES.  No fractional shares of stock shall be issued and
          -------------------
the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

     15.7  GOVERNMENT  AND OTHER  REGULATIONS.  The obligation of the Company to
           -----------------------------------
make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended, any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     15.8 GOVERNING LAW. The Plan and the terms of all Awards shall be construed
          --------------
in accordance with and governed by the laws of the State of Colorado.

                                 REVOCABLE PROXY
                           HIGH COUNTRY BANCORP, INC.

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 10, 2003
--------------------------------------------------------------------------------


     The undersigned hereby appoints Philip W. Harsh, Richard A. Young and Larry
D. Smith powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of High Country Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held at High Country Bank, 7360 West US Highway 50, Salida, Colorado on Monday, November 10, 2003 at 5:00 p.m., local time, and at any and all adjournments thereof, as indicated below and in accordance with the determination of a majority of the Board of Directors with respect to other matters which come before the Annual Meeting.

                                                                                          VOTE
                                                                         FOR            WITHHELD
                                                                         ---            --------
       1.   The election as director of the nominee listed below
            (except as marked to the contrary below).

            Timothy R. Glenn                                             [ ]              [ ]

            INSTRUCTION: To withhold your vote for any individual nominee, insert that nominee's name on the line provided below.

            -------------------------------------------------


                                                                     FOR           AGAINST             ABSTAIN
                                                                     ---           -------             -------

     2.  Approval of the amendment and restatement of the
         High Country Bancorp, Inc. 1998 Stock Option
         and Incentive Plan as the High Country Bancorp,             [ ]             [ ]                 [ ]
         Inc. 2003 Incentive Equity and Deferred Compensation Plan.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE LISTED ABOVE AND "FOR" THE OTHER PROPOSITION STATED.

-------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED ABOVE AND FOR THE OTHER PROPOSITION
                    ---                               ---
STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSONS AS DIRECTORS WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
-------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the undersigned.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting, the Company's Proxy Statement for the Annual Meeting, dated October 10, 2003, and an Annual Report to Stockholders for the 2003 fiscal year.

Dated:                         , 2003
       ------------------------




----------------------------                ------------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


----------------------------                ------------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.




--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------